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                                     EXHIBIT 10.1



                                          October 3, 1997



Board of Directors
Western Pacific Airlines, Inc.
2864 S. Circle Dr.
Colorado Springs, CO 80906

Gentlemen:

    I hereby resign from the Board of Directors of Western Pacific Airlines and from all committees of the Board effective immediately.

    Please provide notification to the Securities and Exchange Commission, NASDAQ and any other appropriate regulatory agency or authority as soon as possible.

                             Sincerely,


                             /s/ Ivan Irwin, Jr.


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